UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2004

(Commission File Number) 333-49957-01

EaglePicher Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	13-3989553 (I.R.S. Employer Identification Number)

3402 East University Drive
Phoenix, Arizona 85034
(Address of Registrant’s principal executive office)

(602) 794-9600
(Registrant’s telephone number)

TABLE OF ADDITIONAL REGISTRANTS

STATE OR OTHER
	JURISDICTION OF	I.R.S. EMPLOYER
	INCORPORATION OR	IDENTIFICATION
NAME OF REGISTRANT	ORGANIZATION	NUMBER
EaglePicher Incorporated	Ohio	31-0268670
Carpenter Enterprises, Inc.	Michigan	38-2752092
Daisy Parts, Inc.	Michigan	38-1406772
Eagle-Picher Far East, Inc.	Delaware	31-1235685
EaglePicher Filtration & Minerals, Inc.	Nevada	31-1188662
EaglePicher Technologies, LLC	Delaware	31-1587660
EaglePicher Automotive, Inc.	Michigan	38-0946293
EaglePicher Pharmaceutical Services, LLC	Delaware	74-3071334

ITEM 7.01. REGULATION FD DISCLOSURE

     The registrant issued a press release dated October 4, 2004 containing preliminary, unaudited financial results including adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and net debt for the third quarter and updated projections for the fourth quarters. Materials containing this information can be found on the Company’s web site at www.eaglepicher.com under investor relations.

     The information being furnished under Section 7 of this report shall not be considered “filed” for purposes of the Securities and Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

ITEM 9.01(c) EXHIBITS

     7.01(1) Press Release dated October 4, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2004	EAGLEPICHER HOLDINGS, INC.
	By:	Thomas R. Pilholski
		Name:	Thomas R. Pilholski
		Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2004	EAGLEPICHER INCORPORATED
	By:	Thomas R. Pilholski
		Name:	Thomas R. Pilholski
		Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2004	CARPENTER ENTERPRISES, INC.
	By:	Thomas R. Pilholski
		Name:	Thomas R. Pilholski
		Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2004	DAISY PARTS, INC.
	By:	Thomas R. Pilholski
		Name:	Thomas R. Pilholski
		Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2004	EAGLEPICHER FAR EAST, INC.
	By:	Thomas R. Pilholski
		Name:	Thomas R. Pilholski
		Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2004	EAGLEPICHER FILTRATION & MINERALS, INC.
	By:	Thomas R. Pilholski
		Name:	Thomas R. Pilholski
		Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2004	EAGLEPICHER TECHNOLOGIES, LLC
	By:	Bradley J. Waters
		Name:	Bradley J. Waters
		Title:	Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2004	EAGLEPICHER AUTOMOTIVE, INC.
	By:	Thomas R. Pilholski
		Name:	Thomas R. Pilholski
		Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2004	EAGLEPICHER PHARMACEUTICAL SERVICES, INC.
	By:	Thomas R. Pilholski
		Name:	Thomas R. Pilholski
		Title:	Vice President

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